UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 17, 2004

                               Movie Gallery, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                   0-24548                   63-1120122
(State or other jurisdiction  (Commission File Number)        (IRS Employer
       of incorporation)                                 Identification Number)

         900 West Main Street
            Dothan, Alabama                                   36301
(Address of principal executive offices)                   (Zip Code)

                          (334) 677-2108 (Registrant's
                     telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)
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Item 5. Other Events

      On June 17, 2004, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.03 per share. The dividend is payable on July 27, 2004, to stockholders of record as of July 13, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c) Exhibits

    99.1   Press Release dated June 17, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MOVIE GALLERY, INC.

Date: June 17, 2004
                                       BY: /s/ Ivy M. Jernigan
                                           -------------------------------------
                                           Ivy M. Jernigan
                                           Senior Vice President and
                                           Chief Financial Officer


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                                INDEX TO EXHIBITS

                     99.1 Press Release dated June 17, 2004.


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